UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  FORM 8-K/A1
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report   June 27, 1995
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                              JAYARK CORPORATION
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             (Exact name of registrant as specified in its charter)

     DELAWARE                0-3255               13-1863419
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(State or other jurisdiction of incorporation)   (Commission File Number)
     (I.R.S.Employer Identification No.)

                  POST OFFICE BOX 741528, HOUSTON, TEXAS 77274
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       (Address of principal executive offices )              (Zip Code)

                                   713-783-9184
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              (Registrant's telephone number, including area code)

 (Former name,  former address and fiscal year,  if changed since last report.)


ITEM 5.   OTHER EVENTS

    On June 27, 1995, LCL International Traders, Inc., a wholly owned subsidiary of Jayark Corporation (the ``ompany''), completed the acquisition of substantially all the assets and business of certain affiliated companies (the `Sellers''), engaged in the import and distribution of seasonal and promotional merchandise.

     Form 8-K dated June 27, 1995, reporting the event was filed in a timely manner and stated that the required financial statements for the acquired business were to be filed as an amendment to the June 27, 1995 Form 8-K, as soon as practicable, but not later than September 11, 1995.

     The Company received via facsimile transmission on September 7, 1995, a copy of a letter to Lib-Com Ltd., the parent company within the group of companies comprising the Sellers, from Coopers & Lybrand (the `Auditors''), the Sellers auditors. This letter stated that: `the client-auditor relationship between Lib-Com Ltd and Coopers & Lybrand L.L.P. has ceased.''The Company had not previously been advised that the Auditors would not complete the audit of the Sellers' financial statements and had planned to include such audited financial statements in a timely amendment to the Company's June 27, 1995 Form 8-K. The Auditors have not advised the Company as to the reason for the termination of the client-auditor relationship between the Auditors and Sellers.

     Due to the Auditor's withdrawal, the audit of the most recent fiscal year
(1995) of the Sellers was not completed as scheduled. The Company is unable to file the required 1995 audited financial statements at this time.

     The Company is attempting to make immediate arrangements with other auditors to determine the Company's ability to obtain an audit of the most recent fiscal year (1995) of the Sellers.

     In anticipation of a request by the Company to the Auditors to grant their consent to include their previously issued report on the audited financial statements of the Seller for the preceding two fiscal years (1994 and 1993), the letter from the Auditors also stated that they would consider consenting to the inclusion of their report on the audited financial statements of those years in a filing to be supplied to the Securities Exchange Commission to be new engagements and that they would be unlikely to accept such engagements.

     Due to the Auditors statements rejecting the inclusion of their report on the Sellers' financial statements for the fiscal years 1994 and 1993, the Company is unable to file the required audited financial statements of the Seller for fiscals 1994 and 1993.

     The Company is seeking to make immediate arrangements with other auditors to determine the Company's ability to obtain an audit of the preceding two fiscal years (994 and 1993), of the Sellers.

     Due to the foregoing it is also impracticable for the Company to provide the required pro forma financial information at this time. The Company cannot prepare the required pro forma financial information until the underlying audited financial statements are available; if and when such statements are available, the pro forma financial information will be prepared as soon as practicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



JAYARK CORPORATION
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Registrant


By:  /s/ Clay Whitehead                      Date:      September 11, 1995
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     Clay Whitehead, Controller,
     Chief Financial Officer